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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                      November 14, 2002 (November 12, 2002)



                          FOX ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                           1-14595                          95-4066193
(State or Other Jurisdiction of      (Commission File Number)     (IRS Employer Identification Number)
        Incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 852-7111

          (Former name or former address, if changed since last report)

                                 Not applicable

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                          FOX ENTERTAINMENT GROUP, INC.

This amendment replaces in its entirety the Exhibit 5 opinion filed previously under cover of Form 8-K.

Item 7 - Financial Statements and Exhibits

(c)   Exhibits

      Exhibit       Document
      -------       --------

        5           Opinion of Hogan & Hartson L.L.P.

       23           Consent of Hogan & Hartson L.L.P. (included in Exhibit 5).




                                     - 2 -

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOX ENTERTAINMENT GROUP, INC.



                                      By: /s/ Lawrence A. Jacobs
                                         --------------------------------------
                                          Lawrence A. Jacobs
                                          Secretary

Dated: November 14, 2002


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                                  EXHIBIT INDEX
                                  --------------



        5         Opinion of Hogan & Hartson L.L.P.

        23        Consent of Hogan & Hartson L.L.P. (included in Exhibit 5).